Exhibit 10.1

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and is the type that the registrant treats as private or confidential.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NO.

PAGE 1 OF 41

2. CONTRACT NO. 36C24E22D0031
3. AWARD/EFFECTIVE DATE 09-30-2022
4. ORDER NO.
5. SOLICITATION NUMBER 36C24E22R0020
6. SOLICITATION ISSUE DATE

7. FOR SOLICITATION INFORMATION CALL:
a. NAME [***]
b. TELEPHONE NO. (No Collect Calls) [***]
8. OFFER DUE DATE/ LOCAL TIME 09-02-2022 4:00pm EDT

10. THIS ACQUISITION IS ☐ UNRESTRICTED OR ☒ SET ASIDE: 100 % FOR
☒ SMALL BUSINESS
☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM NAICS: 541714
☐ HUBZONE SMALL BUSINESS
☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
☐ EDWOSB
☐ 8(A)
SIZE STANDARD: 1000 Employees

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
☐ SEE SCHEDULE
12. DISCOUNT TERMS
☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING N/A
14. METHOD OF SOLICITATION ☐ RFO ☐ IFB ☒ RFP

15. DELIVER TO CODE
Department of Veterans Affairs
Million Veteran Program
1100 First Street NE
Washington DC 20002

17a. CONTRACTOR/OFFEROR CODE 6RMZ9 FACILITY CODE
PERSONALIS, INC.
1330 O'BRIEN DR
MENLO PARK CA 94025
TELEPHONE NO. UEI:UKTDBM9KX1V8 EFT:

18a PAYMENT WILL BE MADE BY CODE 00240E
US Department of Veterans Affairs
Financial Services Center (FSC)
P.O. Box 149971
Austin TX 78714-8971
PHONE: FAX:

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED
☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES See CONTINUATION Page	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	WHOLE GENOMIC SEQUENCING – MVP FUNDS WILL BE OBLIGATED ON SUBSEQUENT TASK ORDERS.				
	(Use Reverse and/or Attach Additional Sheets as Necessary)				

25. ACCOUNTING AND APPROPRIATION DATA See CONTINUATION Page
26. TOTAL AWARD AMOUNT (For Govt. Use Only) $0.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1.52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

☐ 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR
/s/ John West

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
Brent Goe 625253

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) John West, CEO
30c. DATE SIGNED 9/30/22
31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) Brent Goe Contracting Officer
31c. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 144 REV. NOV 2021)
Prescribed by GSA FAR (48 CFR) 53212

Page 1 of NUMPAGES \* Arabic \* MERGEFORMAT 41

Table of Contents

SECTION A 1
A.1 SF 1449 SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES

Section B - CONTINUATION OF SF 1449 BLOCKS	3
B.1 CONTRACT ADMINISTRATION DATA	3
B.2 PRICE/COST SCHEDULE	9
ITEM INFORMATION	9
ACCOUNTING AND APPROPRIATION DATA	20
Section C - CONTRACT CLAUSES	21
C.1 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES (NOV 2021)	21
C.2 52.216-18 ORDERING (AUG 2020)	27
C.3 52.216-19 ORDER LIMITATIONS (OCT 1995)	27
C.4 52.216-21 REQUIREMENTS (OCT 1995)	28
C.5 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)	28
C.6 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)	29
C.7 VAAR 852.211-72 TECHNICAL INDUSTRY STANDARDS (NOV 2018)	29
C.8 VAAR 852.212-70 PROVISIONS AND CLAUSES APPLICABLE TO VA ACQUISITION OF COMMERCIAL ITEMS (APR 2020)	29
C.9 VAAR 852.219-74 LIMITATIONS ON SUBCONTRACTING— MONITORING AND COMPLIANCE (JUL 2018)	31
C.10 VAAR 852.219-75 SUBCONTRACTING COMMITMENTS MONITORING AND COMPLIANCE (JUL 2018)	32
C.11 VAAR 852.242-71 ADMINISTRATIVE CONTRACTING OFFICER (OCT 2020)	32
C.12 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)	33
C.13 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES (MAY 2022) (JUL 2020) (DEVIATION)	33
C.14 MANDATORY WRITTEN DISCLOSURES	41

Section B - CONTINUATION OF SF 1449 BLOCKS

B.1 CONTRACT ADMINISTRATION DATA

1. Contract Administration: All contract administration matters will be handled by the following individuals:

a. CONTRACTOR:

[***]

[***]

[***]

b. GOVERNMENT: Contracting Officer 36C24E

US Department of Veterans Affairs

Veterans Health Administration

Regional Procurement Office (RPO) East

323 North Shore Drive, Suite 500

Pittsburgh PA 15212-5319

2. CONTRACTOR REMITTANCE ADDRESS: All payments by the Government to the contractor will be made in accordance with:

[X] 52.232-33, Payment by Electronic Funds Transfer—System For Award Management, or

[] 52.232-36, Payment by Third Party

3. INVOICES: Invoices shall be submitted in arrears:

a. Quarterly [X]

b. Semi-Annually []

c. Other []

4. GOVERNMENT INVOICE ADDRESS: All Invoices from the contractor shall be submitted electronically in accordance with VAAR Clause 852.232-72 Electronic Submission of Payment Requests.

ACKNOWLEDGMENT OF AMENDMENTS: The offeror acknowledges receipt of amendments to the Solicitation numbered and dated as follows:

AMENDMENT NO	DATE
0001	8/22/22
0002	8/25/22

BACKGROUND: The VHA provides healthcare services for the nations’ Veteran population.

One of the charges of the VHA is to promote research and development dedicated to improving the health and lives of Veterans. The Office of Research and Development (ORD) created the Genomic Medicine Program (GMP) in 2006 to support and lead VA as it moves into the venue of genomic or precision medicine. The field of genomics and particularly genomic medicine is a new and rapidly evolving one. The VA stands at this cutting edge and needs resources to ensure that the Veterans receive the benefit of the latest technology and research. MVP is a national research program begun in 2011 that is creating a resource of genetic information of one million consented Veteran volunteers linked with information from self-reported survey instruments and their electronic health records. There are currently over 51 Veteran Affairs Medical Centers (VAMC) enrolling participants into MVP, and over 875,000 participants have fully consented and provided a blood sample to MVP. It is one of the world’s largest genetic resources of its kind.

SCOPE: The VHA Million Veteran Program requires the services of High-throughput human whole genome sequencing. The human biological samples shall be sent to the contractor facility from a designated VA Biorepository. Contractor shall furnish services to provide Whole Genome sequencing for human biological samples for the Department of Veterans Affairs (VA)
Veterans Health Administration (VHA), Office of Research and Development’s Million Veteran Program.

CONTRACTOR QUALIFICATIONS: The contractor shall have the following qualifications, capabilities, and be able to document the following:

a. Headquarters and laboratory facilities where work to be conducted is located within the Continental United States. No work shall be performed outside of the United States or in any locality outside of the jurisdiction of the laws of the United States.

b. Ability to conduct work using Illumina next generation sequencing by synthesis technology

c. The contractor shall demonstrate that they are certified in Good Laboratory Practice (GLP) and Clinical Laboratory Improvement Amendments (CLIA) certification

d. The contractor shall demonstrate Standard Operating Procedures (SOP) and processes for Quality assurance and quality control for specimen processing through whole genome sequencing.

Tasks/Requirements: The contractor must be able to meet the following tasks and requirements.

Task/Requirements 1: VA Sample Security, Data Security Plan and Destruction Plan:

1. All materials and samples utilized during the contract are the property of the Department of Veterans Affairs and must be handled in a confidential and secure manner. Data generated as part of this contract and any residual samples are the sole property of the VA and are not for use by the Vendor.

2. Contractors must meet the following requirements:

a Evidence of Standard Operation Procedures (SOPs) for handling and securing of samples, as well as paper and electronic documents,

b. Methods, assurances, and processes for destruction of samples. Any unused samples are to be destroyed by the contractor as specified when directed by VA using best lab practices, and the contractor must email the VA upon completion.

c. Methods, assurances and processes for destruction of data generated by the contract laboratory from VA samples. At the end of the contract period, any remaining data generated from VA samples must be destroyed using mutually agreed to and signed off on (between vendor and VA) processes, and the contractor must email the VA upon completion.

Task/Requirements 2: Attend an initial contract kick-off meeting and attend as needed meetings through the life of the contract.

1. A kickoff meeting will be held in Washington, DC at the Department of Veterans Affairs within 14 days after contract award and shall be attended by all staff on contract. This meeting may take place via teleconference if preferred.

2. The contractor shall be required to communicate with Program staff on an as needed basis throughout the life of the contract via teleconference, videoconference, or email.

Task/Requirements 3: Receipt of VA samples for sequencing

1. VA will provide the contractor with human biological samples labeled with a unique code for contract purposes.

2. Contractors must meet the following requirements:

a. Confirmation samples shall be stored by the contractor at -20 degrees Celsius in locked upright or chest freezers (with emergency back-up power) until the samples are processed for sequencing.

b. Details on the outer boundaries of needed human biological sample quality, quantity and shipping requirement which will then be discussed and finalized at the Kick-off meeting.

Task/Requirements 4: Whole Genome Sequencing

1. Contractor shall test biological specimen sample for quality sufficient to proceed with vendor sequencing procedures, confirm quality from VA reporting sent with samples, and to identity match samples before and after sequencing.

2. Contractors must meet the following requirements:

a. System to track and mange Samples utilizing bar coding to ensure security & traceability of VA samples

b. Documentation of sample handling and processing attributes/audit trail to address sample mixing and sample error tracking.

c. Ability to conduct high-throughput WHOLE GENOME sequencing (for research purposes ONLY) of up to 3300 VA human biological samples at >30x depth over 90% of the mutually agreed upon reference genome per month utilizing a sequencing by synthesis method within the contract period. THIS IS A CRITICAL REQUIREMENT.

d. Ability to conduct high-throughput WHOLE GENOME sequencing (for research purposes ONLY) of up to 900 VA human biological samples at >100x depth or another qualitative metrics mutually agreed upon by the contractor and VA PM and over 90% coverage of the mutually agreed upon reference genome per month utilizing a sequencing by synthesis method within the contract period. THIS IS A CRITIAL REQUIREMENT.

e. Research Whole Genome Sequencing (>30x depth of >90% coverage of current, bilaterally agreed upon reference genome)

i DNA alignments and quality scores (Phred) of variants relative to a human genome reference sequence provided by the contractor in FASTQ or similar output file format, OR complete raw sequence files in FASTQ format, depending upon the specific requests of the task order

ii. Variant calls (if requested in task order)

iii. BAM files of each sequenced genome (if requested in task order)

f. Research Whole genome sequencing of biological samples at >100x with 90% coverage of mutually agreed upon reference.

i. DNA alignments and quality scores (Phred) of variants relative to a human genome reference sequence provided by the contractor in FASTQ or similar output file format, OR complete raw sequence files in FASTQ format, depending upon the specific requests of the task order]

ii. Variant calls (if requested in task order)

iii. BAM files of each sequenced genome (if requested in task order)

Task/Requirements 5: Provide reports and required Data

1. Monthly Written Report:

This report shall be delivered electronically via email no later than the 1st day of the following month. The report shall track parameters, including:

1. Number of samples completed to desired parameters as requested per the task order

2. Average depth of sequencing for each sample

3. Quality control measurements of sequence data (including number of samples that did not meet QC measurement standards)

4. These reports will include any non-compliance issues, to include if and the number of biological samples that do not meet contractor’s QC standards.

5. And, in accordance with the most current industry standards, any other data that may be deemed beneficial to VA by contractor.

2. Required Sequenced Data

Contractor shall supply completed whole genome sequence data for the VA samples including the data requirements in Task 4 and generated in a secure manner on machines that are not on a public network: Data MUST be transferred to VA approved secure cloud storage location authorized under VA Enterprise Cloud.

PLACE OF PERFORMANCE: The performance of this work including all sample and data handling, storage and analysis shall be at the contractor’s facility located within the continental United States and shall meet all the qualifications listed in this statement of work. All certifications and assurances shall be provided to the CO and COR prior to initiation of work.
The contractor will not be required to perform sample gathering at a government location; however, the contractor will be required to demonstrate that the selected worksite meets all security requirements for the use of research samples. This will include the use of encrypted computers and an established system of information management in accordance with all federal and VA-specific security standards established by Federal law and regulation and VA-specific policy. No contractor personal shall perform any work associated with this contract outside of the United States or in any locality outside of the jurisdiction of the laws of the United States.

GOVERNMENT FURNISHED INFORMATION: The Department of Veterans Affairs shall furnish the following Government Property for completion of the desired task

• Human biospecimens labeled with a barcode.

• Any required information necessary for sample processing and sequencing, to include manifest of samples and documentation of sample quality and concentration or any other assay best practices.

TRAVEL: Contractor travel may be required for this contract, not exceeding 2 days to travel to
VA Central Office in Washington, DC for kick-off meeting, unless a Video conference is preferred and effective. Any travel costs will not be separately reimbursed.

PERFORMANCE PERIOD: The performance period for these services shall be for a base period of 1 year, with 4 option periods which may be exercised at discretion of the Government.

CONFIDENTIALITY & NON-DISCLOSURE: All samples and data provided by the Government and all data first produced or delivered during this contract is the sole property of the VA. Data generated from the work contained in this contract from VA samples, and the VA samples themselves are not to be used by the contractor in any way other than specified in this contract.

CONTRACT ADMINISTRATION: Notwithstanding the Contractor’s responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. The Contracting Officer Representative (COR) is designated on the authority of the Contracting Officer at the time of contract award to monitor all technical aspects of the contract. In no event is the COR empowered to change any of the terms and conditions of the contract. Changes in any section of this contract shall be made only by the Contracting Officer pursuant to a properly executed modification. The types of actions within the purview of the COR’s authority are to ensure that the Contractor performs the technical requirements of the contract, and to notify both the Contractor and the Contracting Officer of any deficiencies observed. A memorandum of designation shall be issued to the COR and a copy shall be sent to the Contractor at the time of contract award setting forth in full the responsibilities and limitations of the COR.

SECURITY: C&A requirements do not apply. No VA sensitive information will be provided under this contract and all data will be de-identified.

CONTRACT TYPE: Firm-Fixed Price, Requirements Contract. A requirements contract provides for filling all actual requirements for services during a specified contract period with time or duration to be scheduled by placing task orders (TO) with the contractor. Each TO issued against this contract shall have a separate POP (period of performance). Funds will be obligated on task order based on actual needs. The information below depicts the Government’s realistic estimate for anticipated need over the course of the contract. This estimate was developed using historical data from the previous contract and projected needs at the time of the RFP. However, these are only estimates and task orders will be awarded based on actual needs.

B.2 PRICE/COST SCHEDULE

	30X REALISTIC ESTIMATE OF SAMPLES PER YEAR	100X REALISTIC ESTIMATE OF SAMPLES PER YEAR
BASE YEAR	[***]	[***]
OY1	[***]	[***]
OY2	[***]	[***]
OY3	[***]	[***]
OY4	[***]	[***]

ITEM INFORMATION

ITEM NUMBER	DESCRIPTION OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0002		1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch

Including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0003		1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0004	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0005	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0006	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0007	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0008	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

0009	1.00	EA	$[***]

BASE YEAR - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Base

POP Begin: 09-30-2022

POP End: 09-29-2023

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1001	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1002	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1003	1.00	EA	$[***]

 OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1004	1.00	EA	$[***]

 OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1005	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1006	1.00	EA	$[***]

OY1- Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1007	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1008	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

1009	1.00	EA	$[***]

OY1 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 1

POP Begin: 09-30-2023

POP End: 09-29-2024

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2001	1.00	EA	$[***]

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2002	1.00	EA	$[***]

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2003	1.00	EA	$[***]

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2004	1.00	EA	$[***]	$511.00

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2005	1.00	EA	$[***]

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2006	1.00	EA	$[***]

OY2 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2007	1.00	EA	$[***]

OY2 – Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2008	1.00	EA	$[***]

OY2 – Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

2009	1.00	EA	$[***]

OY2 – Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 2

POP Begin: 09-30-2024

POP End: 09-29-2025

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3001	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3002	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3003	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3004	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3005	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3006	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3007	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3008	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

3009	1.00	EA	$[***]

OY3 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 3

POP Begin: 09-30-2025

POP End: 09-29-2026

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4001	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4002	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4003	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4004	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4005	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4006	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4007	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4008	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

4009	1.00	EA	$[***]

OY4 - Average [***] over all genomes in a single batch including all high-quality reads

[***] SAMPLES

Contract Period: Option 4

POP Begin: 09-30-2026

POP End: 09-29-2027

PRINCIPAL NAICS CODE: 541714 - Research and Development in

Biotechnology (except Nanobiotechnology)

PRODUCT/SERVICE CODE: Q301 - Medical - Laboratory Testing

ACCOUNTING AND APPROPRIATION DATA

ACRN	APPROPRIATION	REQUISITION NUMBER	AMOUNT
1	640-362/30161-171-815000 825 COOP STUDY-2580 Non-Medical Contracts and-860010100	640-22-2-171-0026 (P)	$[***]

Section C - CONTRACT CLAUSES

C.1 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL
PRODUCTS AND COMMERCIAL SERVICES (NOV 2021)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The
Government must exercise its post-acceptance rights—

(1) Within a reasonable time after the defect was discovered or should have been discovered;
and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims
Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to 41 U.S.C. chapter 71, Contract Disputes. Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at Federal Acquisition Regulation (FAR) 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the
Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—System for Award Management, or 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.—

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in FAR 32.608-2 in effect on the date of this contract.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37,
Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 41 U.S.C. 4712 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and
41 U.S.C. chapter 21 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause;

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments

(9) The specification.

(t) [Reserved]

(u) Unauthorized Obligations.

(1) Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End User License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement is invoked through an “I agree” click box or other comparable mechanism (e.g., “click-wrap” or “browse-
wrap” agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of Clause)

ADDENDUM to FAR 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL
PRODUCTS AND COMMERCIAL SERVICES

Clauses that are incorporated by reference (by Citation Number, Title, and Date), have the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

The following clauses are incorporated into 52.212-4 as an addendum to this contract:

C.2 52.216-18 ORDERING (AUG 2020)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from contract effective date through contract end date.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) A delivery order or task order is considered “issued” when—

(1) If sent by mail (includes transmittal by U.S. mail or private delivery service), the Government deposits the order in the mail;

(2) If sent by fax, the Government transmits the order to the Contractor’s fax number; or

(3) If sent electronically, the Government either—

(i) Posts a copy of the delivery order or task order to a Government document access system, and notice is sent to the Contractor; or (ii) Distributes the delivery order or task order via email to the Contractor’s email address.

(d) Orders may be issued by methods other than those enumerated in this clause only if authorized in the contract.

(End of Clause)

C.3 52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $[***], the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor—

(1) Any order for a single item in excess of $[***];

(2) Any order for a combination of items in excess of $[***]; or

(3) A series of orders from the same ordering office within 3 days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-
order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 3 days after issuance, with written notice stating the

Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

C.4 52.216-21 REQUIREMENTS (OCT 1995)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period;
provided, that the Contractor shall not be required to make any deliveries under this contract after.

(End of Clause)

C.5 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days of the option start date.

C.6 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days of the option start date; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days of the option start date days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.

(End of Clause)

FAR Number	Title	Date
852.209-70	ORGANIZATIONAL CONFLICTS OF INTEREST	OCT 2020

C.7 VAAR 852.211-72 TECHNICAL INDUSTRY STANDARDS (NOV 2018)

(a) The Contractor shall conform to the standards established by: Good Laboratory Practice (GLP) CLIA certification as to .

(b) The Contractor shall submit proof of conformance to the standard. This proof may be a label or seal affixed to the equipment or supplies, warranting that the item(s) have been tested in accordance with the standards and meet the contract requirement. Proof may also be furnished by the organization listed above certifying that the item(s) furnished have been tested in accordance with and conform to the specified standards.

(c) Offerors may obtain the standards cited in this provision by submitting a request, including the solicitation number, title and number of the publication to: Good Laboratory Practice (GLP)

(d) The offeror shall contact the Contracting Officer if response is not received within two weeks of the request.

(End of Clause)

C.8 VAAR 852.212-70 PROVISIONS AND CLAUSES APPLICABLE TO VA
ACQUISITION OF COMMERCIAL ITEMS (APR 2020)

(a) The Contractor agrees to comply with any provision or clause that is incorporated herein by reference to implement agency policy applicable to acquisition of commercial items or components. The following provisions and clauses that have been checked by the Contracting Officer are incorporated by reference.

[X] 852.203–70, Commercial Advertising.

[] 852.209–70, Organizational Conflicts of Interest.

[] 852.211–70, Equipment Operation and Maintenance Manuals.

[] 852.214–71, Restrictions on Alternate Item(s).

[] 852.214–72, Alternate Item(s). [Note: this is a fillable clause.]

[] 852.214–73, Alternate Packaging and Packing.

[] 852.214–74, Marking of Bid Samples.

[X] 852.215–70, Service-Disabled Veteran-Owned and Veteran-Owned Small Business Evaluation Factors.

[X] 852.215–71, Evaluation Factor Commitments.

[] 852.216–71, Economic Price Adjustment of Contract Price(s) Based on a Price Index.

[] 852.216–72, Proportional Economic Price Adjustment of Contract Price(s) Based on a Price Index.

[] 852.216–73, Economic Price Adjustment—State Nursing Home Care for Veterans.

[] 852.216–74, Economic Price Adjustment—Medicaid Labor Rates.

[] 852.216–75, Economic Price Adjustment—Fuel Surcharge.

[] 852.219–9, VA Small Business Subcontracting Plan Minimum Requirements.

[] 852.219–10, VA Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside.

[] 852.219–11, VA Notice of Total Veteran-Owned Small Business Set-Aside.

[] 852.222–70, Contract Work Hours and Safety Standards—Nursing Home Care for Veterans.

[] 852.228–70, Bond Premium Adjustment.

[] 852.228–71, Indemnification and Insurance.

[] 852.228–72, Assisting Service-Disabled Veteran-Owned and Veteran-Owned Small Businesses in Obtaining Bonds.

[X] 852.232–72, Electronic Submission of Payment Requests.

[X] 852.233–70, Protest Content/Alternative Dispute Resolution.

[X] 852.233–71, Alternate Protest Procedure.

[] 852.237–70, Indemnification and Medical Liability Insurance.

[] 852.246–71, Rejected Goods.

[] 852.246–72, Frozen Processed Foods.

[] 852.246–73, Noncompliance with Packaging, Packing, and/or Marking Requirements.

[X] 852.270–1, Representatives of Contracting Officers.

[] 852.271–72, Time Spent by Counselee in Counseling Process.

[] 852.271–73, Use and Publication of Counseling Results.

[] 852.271–74, Inspection.

[] 852.271–75, Extension of Contract Period.

[] 852.273–70, Late Offers.

[] 852.273–71, Alternative Negotiation Techniques.

[] 852.273–72, Alternative Evaluation.

[] 852.273–73, Evaluation—Health-Care Resources.

[] 852.273–74, Award without Exchanges.

(b) All requests for quotations, solicitations, and contracts for commercial item services to be provided to beneficiaries must include the following clause:

[] 852.237–74, Nondiscrimination in Service Delivery.

(End of Clause)

C.9 VAAR 852.219-74 LIMITATIONS ON SUBCONTRACTING—
MONITORING AND COMPLIANCE (JUL 2018)

(a) This solicitation includes FAR 52.219-14 Limitations on Subcontracting.

(b) Accordingly, any contract resulting from this solicitation is subject to the limitation on subcontracting requirements in 13 CFR 125.6, or the limitations on subcontracting requirements in the FAR clause, as applicable. The Contractor is advised that in performing contract administration functions, the Contracting Officer may use the services of a support contractor(s) retained by VA to assist in assessing the Contractor’s compliance with the limitations on subcontracting or percentage of work performance requirements specified in the clause. To that end, the support contractor(s) may require access to Contractor’s offices where the Contractor’s business records or other proprietary data are retained and to review such business records regarding the Contractor’s compliance with this requirement.

(c) All support contractors conducting this review on behalf of VA will be required to sign an “Information Protection and Non-Disclosure and Disclosure of Conflicts of Interest Agreement”
to ensure the Contractor’s business records or other proprietary data reviewed or obtained in the course of assisting the Contracting Officer in assessing the Contractor for compliance are protected to ensure information or data is not improperly disclosed or other impropriety occurs.

(d) Furthermore, if VA determines any services the support contractor(s) will perform in assessing compliance are advisory and assistance services as defined in FAR 2.101,

Definitions, the support contractor(s) must also enter into an agreement with the Contractor to protect proprietary information as required by FAR 9.505-4, Obtaining access to proprietary information, paragraph (b). The Contractor is required to cooperate fully and make available any records as may be required to enable the Contracting Officer to assess the Contractor’s compliance with the limitations on subcontracting or percentage of work performance requirement.

(End of Clause)

C.10 VAAR 852.219-75 SUBCONTRACTING COMMITMENTS MONITORING AND COMPLIANCE (JUL 2018)

(a) This solicitation includes the clause: 852.215-70 Service-disabled veteran-owned and veteran-owned small business evaluation factors. Accordingly, any contract resulting from this solicitation will include the clause 852.215-71 Evaluation factor commitments.

(b) The Contractor is advised that in performing contract administration functions, the Contracting Officer may use the services of a support contractor(s) to assist in assessing Contractor compliance with the subcontracting commitments incorporated into the contract. To that end, the support contractor(s) may require access to the Contractor’s business records or other proprietary data to review such business records regarding contract compliance with this requirement.

(c) All support contractors conducting this review on behalf of VA will be required to sign an “Information Protection and Non-Disclosure and Disclosure of Conflicts of Interest Agreement”
to ensure the Contractor’s business records or other proprietary data reviewed or obtained in the course of assisting the Contracting Officer in assessing the Contractor for compliance are protected to ensure information or data is not improperly disclosed or other impropriety occurs.

(d) Furthermore, if VA determines any services the support contractor(s) will perform in assessing compliance are advisory and assistance services as defined in FAR 2.101,
Definitions, the support contractor(s) must also enter into an agreement with the Contractor to protect proprietary information as required by FAR 9.505-4, Obtaining access to proprietary information, paragraph (b). The Contractor is required to cooperate fully and make available any records as may be required to enable the Contracting Officer to assess the Contractor compliance with the subcontracting commitments.

(End of Clause)

C.11 VAAR 852.242-71 ADMINISTRATIVE CONTRACTING OFFICER (OCT 2020)

The Contracting Officer reserves the right to designate an Administrative Contracting Officer (ACO) for the purpose of performing certain tasks/duties in the administration of the contract.
Such designation will be in writing through an ACO Letter of Delegation and will identify the responsibilities and limitations of the ACO. A copy of the ACO Letter of Delegation will be furnished to the Contractor.

(End of Clause)

C.12 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acquisition.gov/far/index.html
http://www.va.gov/oal/library/vaar/

(End of Clause)

FAR Number	Title	Date
52.203-17	CONTRACTOR EMPLOYEE WHISTLEBLOWER RIGHTS AND REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JUN 2020
52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER	MAY 2011
52.204-13	SYSTEM FOR AWARD MANAGEMENT MAINTENANCE	OCT 2018
52.204-18	COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE	AUG 2020
52.232-40	PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS	NOV 2021

(End of Addendum to 52.212-4)

C.13 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO
IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL
PRODUCTS AND COMMERCIAL SERVICES (MAY 2022) (JUL 2020)
(DEVIATION)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204–23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115–91).

(3) 52.204–25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1)(A) of Pub. L. 115–232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (NOV 2015).

(5) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services:

[X] (1) 52.203–6, Restrictions on Subcontractor Sales to the Government (JUN 2020), with Alternate I (NOV 2021) (41 U.S.C. 4704 and 10 U.S.C. 2402).

[X] (2) 52.203–13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509).

[] (3) 52.203–15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (JUN 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

[X] (4) 52.204–10, Reporting Executive Compensation and First-Tier Subcontract Awards
(JUN 2020) (Pub. L. 109–282) (31 U.S.C. 6101 note).

[] (5) [Reserved]

[] (6) 52.204–14, Service Contract Reporting Requirements (OCT 2016) (Pub. L. 111–117, section 743 of Div. C).

[X] (7) 52.204–15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (OCT 2016) (Pub. L. 111–117, section 743 of Div. C).

[X] (8) 52.209–6, Protecting the Government’s Interest When Subcontracting with
Contractors Debarred, Suspended, or Proposed for Debarment. (NOV 2021) (31 U.S.C. 6101 note).

[X] (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

[] (10) [Reserved]

[] (11) 52.219–3, Notice of HUBZone Set-Aside or Sole-Source Award (SEP 2021) (15
U.S.C. 657a).

[] (12) 52.219–4, Notice of Price Evaluation Preference for HUBZone Small Business
Concerns (SEP 2021) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

[] (13) [Reserved]

[X] (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (NOV 2020) (15 U.S.C. 644).

[] (ii) Alternate I (MAR 2020) of 52.219-6.

[] (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (NOV 2020) (15 U.S.C. 644).

[] (ii) Alternate I (MAR 2020) of 52.219-7.

[X] (16) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2)
and (3)).

[] (17)(i) 52.219–9, Small Business Subcontracting Plan (NOV 2021) (15 U.S.C. 637(d)(4)).

[] (ii) Alternate I (NOV 2016) of 52.219-9.

[] (iii) Alternate II (NOV 2016) of 52.219-9.

[] (iv) Alternate III (JUN 2020) of 52.219–9.

[] (v) Alternate IV (SEP 2021) of 52.219–9.

[] (18)(i) 52.219-13, Notice of Set-Aside of Orders (MAR 2020) (15 U.S.C. 644(r)).

[] (ii) Alternate I (MAR 2020) of 52.219-13.

[X] (19) 52.219–14, Limitations on Subcontracting (SEP 2021) (15 U.S.C. 657s).

[] (20) 52.219-16, Liquidated Damages—Subcontracting Plan (SEP 2021) (15 U.S.C. 637(d)(4)(F)(i)).

[] (21) 52.219–27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside
(SEP 2021) (15 U.S.C. 657f).

[X] (22) (i) 52.219–28, Post-Award Small Business Program Rerepresentation (SEP 2021)
(15 U.S.C. 632(a)(2)).

[] (ii) Alternate I (MAR 2020) of 52.219–28.

[] (23) 52.219–29, Notice of Set-Aside for, or Sole-Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (SEP 2021) (15 U.S.C. 637(m)).

[] (24) 52.219–30, Notice of Set-Aside for, or Sole-Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (SEP 2021) (15 U.S.C. 637(m)).

[] (25) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)).

[] (26) l(26) 52.219–33, Nonmanufacturer Rule (SEP 2021) (15 U.S.C. 657s).

[X] (27) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

[] (28) 52.222–19, Child Labor—Cooperation with Authorities and Remedies (JUL 2020)
(DEVIATION) (E.O. 13126).

[X] (29) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

[X] (30)(i) 52.222–26, Equal Opportunity (SEP 2016) (E.O. 11246).

[] (ii) Alternate I (FEB 1999) of 52.222-26.

[X] (31)(i) 52.222–35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

[] (ii) Alternate I (JULY 2014) of 52.222-35.

[X] (32)(i) 52.222–36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

[] (ii) Alternate I (JULY 2014) of 52.222-36.

[X] (33) 52.222–37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

[X] (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

[X] (35)(i) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627).

[] (ii) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

[X] (36) 52.222-54, Employment Eligibility Verification (MAY 2022). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial products or commercial services as prescribed in FAR 22.1803.)

[] (37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-
Designated Items (May 2008) (42 U.S.C.6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

[] (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

[] (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (JUN 2016) (E.O. 13693).

[] (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and
Air Conditioners (JUN 2016) (E.O. 13693).

[] (40)(i) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (JUN 2014)
(E.O.s 13423 and 13514).

[] (ii) Alternate I (OCT 2015) of 52.223-13.

[] (41)(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (JUN 2014) (E.O.s 13423 and 13514).

[] (ii) Alternate I (JUN 2014) of 52.223-14.

[] (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (MAY 2020) (42 U.S.C. 8259b).

[] (43)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514).

[] (ii) Alternate I (JUN 2014) of 52.223-16.

[X] (44) 52.223–18, Encouraging Contractor Policies to Ban Text Messaging While Driving
(JUN 2020) (E.O. 13513).

[] (45) 52.223-20, Aerosols (JUN 2016) (E.O. 13693).

[] (46) 52.223-21, Foams (JUN 2016) (E.O. 13693).

[] (47) (i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

[] (ii) Alternate I (JAN 2017) of 52.224-3.

[] (48) 52.225-1, Buy American—Supplies (NOV 2021) (41 U.S.C. chapter 83).

[] (49)(i) 52.225-3, Buy American—Free Trade Agreements—Israeli Trade Act (JUL 2020) (DEVIATION) (19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, 19 U.S.C chapter 29 (sections 4501-4732), Pub. L. 103-182, 108-77, 108-78, 108-286,
108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

[] (ii) Alternate II (JUL 2020) (DEVIATION) of 52.225-3.

[] (iii) Alternate III (JUL 2020) (DEVIATION) of 52.225-3.

[] (50) 52.225–5, Trade Agreements (JUL 2020) (DEVIATION) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

[X] (51) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2021) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

[] (52) 52.225–26, Contractors Performing Private Security Functions Outside the United
States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

[] (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C.
5150).

[] (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov
2007) (42 U.S.C. 5150).

[X] (55) 52.229–12, Tax on Certain Foreign Procurements (FEB 2021).

[] (56) 52.232-29, Terms for Financing of Purchases of Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

[] (57) 52.232-30, Installment Payments for Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

[X] (58) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (Oct 2018) (31 U.S.C. 3332).

[] (59) 52.232-34, Payment by Electronic Funds Transfer—Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

[] (60) 52.232-40, Providing Accelerated Payments to Small Business Subcontractors (DEC 2013) (DEVIATION AUG 2020) (31 U.S.C. 3903 and 10 U.S.C 2307).

[] (61) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

[] (62) 52.242-5, Payments to Small Business Subcontractors (JAN 2017)(15 U.S.C. 637(d)(13)).

[] (63)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV
2021) (46 U.S.C. 55305 and 10 U.S.C. 2631).

[] (ii) Alternate I (Apr 2003) of 52.247-64.

[] (iii) Alternate II (NOV 2021) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services:

[X] (1) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67).

[] (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

[X] (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (Multiple Year and Option Contracts) (AUG 2018) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

[] (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67).

[] (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (MAY 2014) (41 U.S.C. chapter 67).

[X] (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (MAY 2014) (41 U.S.C. chapter 67).

[X] (7) 52.222-55, Minimum Wages for Contractor Workers Under Executive Order 14026
(JAN 2022).

[X] (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706).

[] (9) 52.226–6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial products or commercial services. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203–13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204–23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115–91).

(iv) 52.204–25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1)(A) of Pub. L. 115–232).

(v) 52.219–8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219–8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

(vii) 52.222–26, Equal Opportunity (SEP 2016) (E.O. 11246).

(viii) 52.222–35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

(ix) 52.222–36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

(x) 52.222–37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xii) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67).

(xiii)(A) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627).

(B) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xvi) 52.222-54, Employment Eligibility Verification (MAY 2022) (E. O. 12989).

(xvii) 52.222-55, Minimum Wages for Contractor Workers Under Executive Order 14026 (JAN 2022).

(xviii) 52.222-62 Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706).

(xix)(A) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

(B) Alternate I (JAN 2017) of 52.224-3.

(xx) 52.225–26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi) 52.226–6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV 2021) (46 U.S.C. 55305 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial products and commercial services a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

C.14 MANDATORY WRITTEN DISCLOSURES

Mandatory written disclosures required by FAR clause 52.203-13 to the Department of
Veterans Affairs, Office of Inspector General (OIG) must be made electronically through the VA OIG Hotline at http://www.va.gov/oig/contacts/hotline.asp and clicking on “FAR clause 52.203-
13 Reporting.” If you experience difficulty accessing the website, call the Hotline at 1-800-488-8244 for further instructions.